Filed Pursuant to Rule 497(a)

Registration No. 333-231271

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

TPG Specialty Lending, Inc. (“TSLX”) (rated Baa3, Stable / BBB-, Stable / BBB-, Stable / BBB+, Stable by Moody’s / S&P / Fitch / KBRA)* has engaged BofA Merrill Lynch to arrange a series of fixed income investor calls on Friday, October 18, Monday, October 21, and Tuesday, October 22.

BofA Merrill Lynch is coordinating logistics.

Schedule:

•	Friday, October 18 – Telephonics: 8:00 AM ET – 11:00 AM ET

•	Monday, October 21 – Telephonics: 8:30 AM ET – 12:30 PM ET

•	Tuesday October 22 – Telephonics: 8:30 AM ET – 2:00 PM ET

The company will be represented by:

•	Joshua Easterly - Chairman and Chief Executive Officer

•	Ian Simmonds - Chief Financial Officer

•	Lucy Lu - Investor Relations

This announcement does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which any offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such jurisdiction. TSLX’s shelf registration statement is on file and was deemed immediately effective upon filing with the Securities and Exchange Commission. Any offering of TSLX’s securities may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, a copy of the preliminary prospectus supplement, together with an accompanying prospectus, relating to such transaction may be obtained from the Securities and Exchange Commission’s website at www.sec.gov or by contacting the Company at (347) 597-2857 or one of the underwriters participating in such transaction.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of TSLX and should obtain a copy of the preliminary prospectus supplement, together with an accompanying prospectus, and carefully review the information contained or incorporated by reference therein before making any investment decision.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.